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                            SECURITIES AND EXCHANGE COMMISSION
                                     WASHINGTON, D.C.
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                                        FORM 8-K

                                      CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported):  February 2, 2001

                                   IVI CHECKMATE CORP.
                    (Exact Name of Registrant as Specified in Charter)

       Delaware                         0-29772                          58-2375201
(State of Incorporation)        (Commission File Number)      (IRS Employer Identification No.)

                        1003 Mansell Road, Roswell, Georgia 30076
                         (Address of principal executive offices)

                                      (770) 594-6000
                   (Registrant's telephone number, including area code)

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Item 5.  OTHER EVENTS.

         On February 2, 2001 and February 5, 2001, IVI Checkmate Corp. issued press releases announcing that its Board of Directors is in discussions with Ingenico S.A. for the sale of a majority of IVI Checkmate's common stock to Ingenico. The press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated in their entirety herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

         The following exhibits are filed herewith in accordance with the provisions of Item 601 of Regulation S-K.

         (99.1) Press Release dated February 2, 2001.

         (99.2) Press Release dated February 5, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           IVI Checkmate Corp.
                                           Registrant

                                           By: /s/ John J. Neubert
                                           ---------------------------
                                           John J. Neubert
                                           Chief Financial Officer and
                                           Executive Vice President

Date:  February 5, 2001